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                                                                   EXHIBIT 10.35

                               AMENDMENT NO. 1 TO
                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT

     AGREEMENT, made as of the 10th day of February, 2003, by and among:

     NATIONAL CONSUMER COOPERATIVE BANK, a corporation chartered by Act of Congress of the United States which conducts business under the trade name National Cooperative Bank (the "BORROWER");

     THE BANKS which have executed this Agreement (individually, a "BANK" and, collectively, the "BANKS");

     FLEET NATIONAL BANK, as Administrative Agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT"); and

     SUNTRUST BANK, as Syndication Agent, WACHOVIA BANK, N.A., as Documentation Agent and FLEET SECURITIES, INC., as Lead Arranger.

                              W I T N E S S E T H :

     WHEREAS:

     (A) The Borrower, the Agent and the banks signatory thereto (the "BANKS") entered into a certain Fourth Amended and Restated Loan Agreement dated as of February 12, 2002 (the "ORIGINAL LOAN AGREEMENT"; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred as the "LOAN AGREEMENT");

     (B) The Borrower wishes to amend the Original Loan Agreement to extend the B Commitment Termination Date to May 12, 2003, and the Banks and the Agent are willing to amend and supplement the Original Loan Agreement on the terms and conditions hereinafter set forth; and

     (C) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     ARTICLE 1. AMENDMENTS TO ORIGINAL LOAN AGREEMENT, B NOTES AND SWING LINE NOTE.

     SECTION 1.1  The Original Loan Agreement is hereby amended as follows:

          (a)     The definition of "B Commitment Termination Date" appearing in
     Article 1 is amended by deleting the date "February 11, 2003" and substituting therefor the date "May 12, 2003".

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          (b)     The date "February 11, 2003" contained in the B Notes is
     deleted in each place it appears and the date "May 12, 2003" is substituted therefor in each such place.

          (c) The date "February 11, 2003" contained in the Swing Line Note is deleted in each place it appears and the date "May 12, 2003" is substituted therefor in each such place.

     SECTION 1.2  (a)   All references in the Original Loan Agreement or any
other Loan Document to the "Loan(s)", the "B Note(s)", the "Swing Line Note", the "Note(s)" and the "Loan Documents" shall be deemed to refer respectively, to the Loan(s), as amended hereby, the B Note(s), as extended hereby, the Swing Line Note, as extended hereby, the Note(s), as extended hereby and the Loan Documents as defined in the Original Loan Agreement together with, and as amended by, this Amendment No. 1.

                  (b) All references in the Original Loan Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

     SECTION 1.3 The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

     ARTICLE 2. REPRESENTATIONS AND WARRANTIES.

     The Borrower hereby confirms and restates to each of the Banks and the Agent all of the representations and warranties set forth in Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower.

     ARTICLE 3. CONDITIONS TO EFFECTIVENESS OF THIS AGREEMENT.

          This Amendment No. 1 to Fourth Amended and Restated Loan Agreement shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

          (a) This Amendment No. 1 shall have been executed and delivered to the Agent by a duly authorized representative of the Borrower, the Agent and each Bank.

          (b) The Agent shall have received a Compliance Certificate from the Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Amendment No. 1, no Default or Event of Default shall exist, shall be true.

          (c) Shea & Gardner, counsel to the Borrower, shall have delivered its legal opinion to the Agent, in form and substance satisfactory to the Agent and its counsel.

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          (d)     The Agent shall have received copies of the following:

                  (i) Copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 1 and the transactions contemplated hereby, certified by its secretary;

                  (ii) A certificate from the secretary of the Borrower to the effect that the By-laws of the Borrower delivered to the Agent pursuant to the Original Loan Agreement have not been amended since the date of such delivery and that such document is in full force and effect and is true and correct as of the date hereof; and

                  (iii) An incumbency certificate (with specimen signatures) with respect to the Borrower.

          (e) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

     ARTICLE 4. MISCELLANEOUS.

     SECTION 4.1 ARTICLE 10 OF THE ORIGINAL LOAN AGREEMENT. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the terms "Loan Agreement" and "Note(s)", shall be deemed to refer, respectively, to the Original Loan Agreement, as amended hereby, and the Note(s), as extended hereby; (ii) the term "this Agreement" shall be deemed to refer to this Agreement; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to this Agreement.

     SECTION 4.2 CONTINUED EFFECTIVENESS. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     SECTION 4.3 COUNTERPARTS. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.


                                  NATIONAL CONSUMER COOPERATIVE
                                    BANK, d/b/a NATIONAL COOPERATIVE BANK


                                  BY:
                                      ---------------------------------------
                                      Name:  Richard L. Reed
                                      Title: Managing Director, Chief Financial
                                             Officer and Treasurer

                                        3
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A COMMITMENT                      FLEET NATIONAL BANK,
                                    AS ADMINISTRATIVE AGENT AND AS A BANK,
$27,500,000                         AND AS SWING LINE LENDER


B COMMITMENT                      BY:
                                      ---------------------------------------
                                      NAME:  THOMAS J. LEVY
$27,500,000                           TITLE: SENIOR VICE PRESIDENT


A COMMITMENT                      CREDIT SUISSE FIRST BOSTON
                                    CAYMAN ISLANDS BRANCH

$20,000,000

                                  BY:
                                      ---------------------------------------
                                      NAME:
                                           ----------------------------------
                                      TITLE:
                                            ---------------------------------


B COMMITMENT                      BY:
                                      ---------------------------------------
                                      NAME:
                                           ----------------------------------
$20,000,000                           TITLE:
                                            ---------------------------------


A COMMITMENT                      COOPERATIEVE CENTRALE
                                    RAIFFEISEN-BOERENLEENBANK
$10,000,000                         B.A., "RABOBANK INTERNATIONAL",
                                    NEW YORK BRANCH


B COMMITMENT                      BY:
                                      ---------------------------------------
                                      NAME:
                                           ----------------------------------
$10,000,000                           TITLE:
                                            ---------------------------------


                                  BY:
                                      ---------------------------------------
                                      NAME:
                                           ----------------------------------
                                      TITLE:
                                            ---------------------------------

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A COMMITMENT                      PNC BANK, NATIONAL ASSOCIATION

$17,500,000

                                  BY:
                                      ---------------------------------------
                                      NAME:
                                           ----------------------------------
                                      TITLE:
                                            ---------------------------------

B COMMITMENT


$17,500,000

A COMMITMENT                      WACHOVIA BANK, N.A.,
                                    AS DOCUMENTATION AGENT AND AS A BANK

$22,500,000

                                  BY:
                                      ---------------------------------------
                                      NAME:
                                           ----------------------------------
                                      TITLE:
                                            ---------------------------------


B COMMITMENT

$22,500,000

A COMMITMENT                      ALLFIRST BANK

$12,500,000

                                  BY:
                                      ---------------------------------------
                                      NAME:
                                      TITLE:


B COMMITMENT

$12,500,000

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A COMMITMENT                      UNION BANK OF CALIFORNIA, N.A.

$10,000,000

                                  BY:
                                      ---------------------------------------
                                      NAME:
                                           ----------------------------------
                                      TITLE:
                                            ---------------------------------

B COMMITMENT

$10,000,000

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A COMMITMENT                      SUNTRUST BANK, AS SYNDICATION AGENT
                                    AND AS A BANK

$22,500,000

                                  BY:
                                      ---------------------------------------
                                      NAME:
                                           ----------------------------------
                                      TITLE:
                                            ---------------------------------

B COMMITMENT

$22,500,000


A COMMITMENT                      ISRAEL DISCOUNT BANK OF NEW YORK

$5,000,000

                                  BY:
                                      ---------------------------------------
                                      NAME:
                                      TITLE:


B COMMITMENT

$5,000,000

                                  BY:
                                      ---------------------------------------
                                      NAME:
                                      TITLE:


A COMMITMENT                      CREDIT LYONNAIS NEW YORK BRANCH

$17,500,000

                                  BY:
                                      ---------------------------------------
                                      NAME:
                                      TITLE:

B COMMITMENT

$17,500,000

A COMMITMENT                      KBC BANK N.V.

$10,000,000

                                  BY:
                                      ---------------------------------------
                                      NAME:
                                           ----------------------------------
                                      TITLE:
                                            ---------------------------------


B COMMITMENT                      BY:
                                      ---------------------------------------
                                      NAME:
                                           ----------------------------------
$10,000,000                           TITLE:
                                            ---------------------------------